U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON,  D.C.  20549
                               __________________



                                     FORM  8-K
                                 CURRENT  REPORT
          Pursuant  to  Section  13  or  15(d)  of  the  Securities  Act of 1934



Date  of  Report  (Date  of  earliest  event  reported):  MARCH  22,  2002
                                                          ------------------


                            Apache  Motor  Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


                Nevada            0-33149             76-0603927
                ------          ------------          ----------

        (State  or  other       (Commission          (I.R.S.  Employer
           Jurisdiction        File  Number)         Identification  No.)
         of  incorporation)

   141-757  West  Hastings  Street,  Suite  676
      Vancouver,  British  Columbia,  Canada                V6C  1A1
     ----------------------------------------                -------
   (Address  of  principal  executive  offices)            (Zip  Code)


Registrant's  telephone  number,  including  area  code:  (604)  681-7806
                                                    -----------------

ITEM  5.  Other  Events

Effective March 22, 2002, the Company accepted the voluntary resignation of Robert Wither from his position as Director and President of the Company.

The Company is pleased to announce that David Bourne has accepted his appointment as a Director and President of the Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   APACHE  MOTOR  CORPORATION


June  18,  2002                                    By:    /s/  David  Bourne
------------------                                      ----------------------
   (Date)                                          Name:      David  Bourne
                                                        ----------------------
                                                   Its:       President
                                                        ----------------------